UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 16, 2015 (March 31, 2014)

SILVER STREAM MINING CORP.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-52752
(Commission File No.)

9550 South Eastern Avenue
Suite 253
Las Vegas, Nevada   89123
(Address of principal executive offices and Zip Code)

(702) 818-1775
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIALLY DEFINITIVE AGREEMENT.

On March 31, 2014, we entered into a consulting agreement (the "Panke Agreement") with Erik Panke to advise our board of directors ("Board") on financial matters relating to our company. The responsibilities of Mr. Panke under the Panke Agreement include (i) overseeing the financial records of our company; (ii) overseeing our internal controls and procedures; (iii) coordinating with our external auditors; and, (iv) over seeing our financial reporting. Under the terms of the Panke Agreement, Mr. Panke will receive (i) options to acquire 100,000 shares of our common stock at an exercise price of $0.25 per share, (ii) a monthly consulting fee of US$2,000 per month, and (iii) 400,000 restricted shares of our common stock if he is still advising the Board on February 1, 2015. These 400,000 shares are now being issued on March 5, 2015.  The Panke Agreement also contains confidentiality and indemnification provisions customary for agreements of this type.  The foregoing transaction was made pursuant the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

On October 23, 2014 the board approved finder's fees in connection with the acquisition of the Solomon Pillars Project and Zonia project to the following individuals as provided for in the consulting agreements with the Company.  Restricted shares of common stock be issued to the following persons as a finder's fee in connection with Solomon Pillars on March 5, 2015:

Name	Number of Shares
Terrence Byberg	93,104
Robert M. Robb	93,104
Douglas Wood	93,104
James Garber	93,104

FURTHER RESOLVED, that restricted shares of common stock be issued to the following persons as a finder's fee in connection with Zonia on March 5, 2015:

Name	Number of Shares
Terrence Byberg	16,667
Robert M. Robb	16,667
Douglas Wood	16,667

Between April 1, 2014 and November 14, 2014, we entered into loan agreements (the "Agreements") with Robert Morrison ("RM") whereby RM lent us CDN$281,146.75 evidenced by promissory notes.  On March 5, 2015 in relation to the Agreement, we issued RM 537,668 restricted shares of common stock to RM.  The issuance of the note and the issuance of the 537,669 restricted shares of common stock were pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

Between April 1, 2014 and November 14, 2014, we entered into loan agreements (the "Agreements") with Gary Hauber ("GH") whereby GH lent us $188,834 evidenced by promissory notes.  On March 5, 2015 in relation to the Agreement, we issued GH 377,668 restricted shares of common stock to GH.   The issuance of the note and the issuance of the 377,668 restricted shares of common stock were pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

On March 5, 2015, we completed an agreement (the "Agreement") with Ken Byberg ("KB") whereby KB purchased 40,000 Units in consideration of $10,000.00.  Each Unit was comprised of one restricted share of common stock and three redeemable stock purchase warrants.  Two redeemable stock purchase warrants and $0.05 will the holder to purchase one additional restricted share of common stock for a period a period of two years.   The issuance of the Units on March 5, 2015 was pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

On March 5, 2015, we completed an agreement (the "Agreement") with Beverly Byberg ("BB") whereby BB purchased 12,000 Units in consideration of $3,000.00.  Each Unit was comprised of one restricted share of common stock and three redeemable stock purchase warrants.  Two redeemable stock purchase warrants and $0.05 will the holder to purchase one additional restricted share of common stock for a period a period of two years.   The issuance of the Units on March 5, 2015 was pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

On March 5, 2015, we completed an agreement (the "Agreement") with James Garber ("JG") whereby JG purchased 100,000 Units in consideration of $25,000.00.  Each Unit was comprised of one restricted share of common stock and three redeemable stock purchase warrants.  Two redeemable stock purchase warrants and $0.05 will the holder to purchase one additional restricted share of common stock for a period a period of two years.   The issuance of the Units on March 5, 2015 was pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

On March 5, 2015, we completed an agreement (the "Agreement") with Peter Calder ("PC") whereby PC purchased 100,000 Units in consideration of $25,000.00.  Each Unit was comprised of one restricted share of common stock and three redeemable stock purchase warrants.  Two redeemable stock purchase warrants and $0.05 will the holder to purchase one additional restricted share of common stock for a period a period of two years.   The issuance of the Units on March 5, 2015 was pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

On March 5, 2015, we completed an agreement (the "Agreement") with John Calder ("JC") whereby JC purchased 20,000 Units in consideration of $5,000.00.  Each Unit was comprised of one restricted share of common stock and three redeemable stock purchase warrants.  Two redeemable stock purchase warrants and $0.05 will the holder to purchase one additional restricted share of common stock for a period a period of two years.   The issuance of the Units on March 5, 2015 was pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

On March 6, 2015, we completed an agreement (the "Agreement") with Georgantopoulos Constantine, in trust ("GC") whereby GC purchased 48,000 Units in consideration of $12,000.00.  Each Unit was comprised of one restricted share of common stock and three redeemable stock purchase warrants.  Two redeemable stock purchase warrants and $0.05 will the holder to purchase one additional restricted share of common stock for a period a period of two years.   The issuance of the Units on March 6, 2015 was pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

On March 6, 2015, we completed an agreement (the "Agreement") with Pavlos Tsinardis ("PT") whereby PT purchased 40,000 Units in consideration of $10,000.00.  Each Unit was comprised of one restricted share of common stock and three redeemable stock purchase warrants.  Two redeemable stock purchase warrants and $0.05 will the holder to purchase one additional restricted share of common stock for a period a period of two years.   The issuance of the Units on March 6, 2015 was pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

ITEM 2.03     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRAGNEMENT OR A REGISTRANT.

On March 31, 2014, we entered into a consulting agreement (the "Panke Agreement") with Erik Panke to advise our board of directors ("Board") on financial matters relating to our company. The responsibilities of Mr. Panke under the Panke Agreement include (i) overseeing the financial records of our company; (ii) overseeing our internal controls and procedures; (iii) coordinating with our external auditors; and, (iv) over seeing our financial reporting. Under the terms of the Panke Agreement, Mr. Panke will receive (i) options to acquire 100,000 shares of our common stock at an exercise price of $0.25 per share, (ii) a monthly consulting fee of US$2,000 per month, and (iii) 400,000 restricted shares of our common stock if he is still advising the Board on February 1, 2015. These 400,000 shares are now being issued on March 5, 2015.  The Agreement continues on a month-to-month basis until terminated by either party. The Panke Agreement also contains confidentiality and indemnification provisions customary for agreements of this type.  The foregoing transaction was made pursuant the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

On October 23, 2014 the board approved finder's fees in connection with the acquisition of the Solomon Pillars Project and Zonia project to the following individuals as provided for in the consulting agreements with the Company.  Restricted shares of common stock be issued to the following persons as a finder's fee in connection with Solomon Pillars on March 5, 2015:

Name	Number of Shares
Terrence Byberg	93,104
Robert M. Robb	93,104
Douglas Wood	93,104
James Garber	93,104

FURTHER RESOLVED, that restricted shares of common stock be issued to the following persons as a finder's fee in connection with Zonia on March 5, 2015:

Name	Number of Shares
Terrence Byberg	16,667
Robert M. Robb	16,667
Douglas Wood	16,667

Between April 1, 2014 and November 14, 2014, we entered into loan agreements (the "Agreements") with Robert Morrison ("RM") whereby RM lent us CDN$281,146.75 evidenced by promissory notes.  On March 5, 2015 in relation to the Agreement, we issued RM 537,668 restricted shares of common stock to RM.   The issuance of the note and the issuance of the 537,668 restricted shares of common stock on March 5, 2015 were pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

Between April 1, 2014 and November 14, 2014, we entered into loan agreements (the "Agreements") with Gary Hauber ("GH") whereby GH lent us $188,834 evidenced by promissory notes.  On March 5, 2015 in relation to the Agreement, we issued GH 377,668 restricted shares of common stock to GH.   The issuance of the note and the issuance of the 377,668 restricted shares of common stock on March 5, 2015 were pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

On March 31, 2014, we entered into a consulting agreement (the "Panke Agreement") with Erik Panke to advise our board of directors ("Board") on financial matters relating to our company. The responsibilities of Mr. Panke under the Panke Agreement include (i) overseeing the financial records of our company; (ii) overseeing our internal controls and procedures; (iii) coordinating with our external auditors; and, (iv) over seeing our financial reporting. Under the terms of the Panke Agreement, Mr. Panke will receive (i) options to acquire 100,000 shares of our common stock at an exercise price of $0.25 per share, (ii) a monthly consulting fee of US$2,000 per month, and (iii) 400,000 restricted shares of our common stock if he is still advising the Board on February 1, 2015. These 400,000 shares are now being issued on March 5, 2015.  The Agreement continues on a month-to-month basis until terminated by either party. The Panke Agreement also contains confidentiality and indemnification provisions customary for agreements of this type.  The foregoing transaction was made pursuant the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Between April 1, 2014 and November 14, 2014, we entered into loan agreements (the "Agreements") with Robert Morrison ("RM") whereby RM lent us CDN$281,146.75 evidenced by promissory notes.  On March 5, 2015 in relation to the Agreement, we issued RM 537,668 restricted shares of common stock to RM.   The issuance of the note and the issuance of the 537,669 restricted shares of common stock on March 5, 2015 were pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

Between April 1, 2014 and November 14, 2014, we entered into loan agreements (the "Agreements") with Gary Hauber ("GH") whereby GH lent us $188,834 evidenced by promissory notes.  On March 5, 2015 in relation to the Agreement, we issued GH 377,668 restricted shares of common stock to GH.   The issuance of the note and the issuance of the 377,668 restricted shares of common stock on March 5, 2015 were pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

On March 5, 2015, we completed an agreement (the "Agreement") with Ken Byberg ("KB") whereby KB purchased 40,000 Units in consideration of $10,000.00.  Each Unit was comprised of one restricted share of common stock and three redeemable stock purchase warrants.  Two redeemable stock purchase warrants and $0.05 will the holder to purchase one additional restricted share of common stock for a period a period of two years.   The issuance of the Units on March 5, 2015 was pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

On March 5, 2015, we completed an agreement (the "Agreement") with Beverly Byberg ("BB") whereby BB purchased 12,000 Units in consideration of $3,000.00.  Each Unit was comprised of one restricted share of common stock and three redeemable stock purchase warrants.  Two redeemable stock purchase warrants and $0.05 will the holder to purchase one additional restricted share of common stock for a period a period of two years.   The issuance of the Units on March 5, 2015 was pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

On March 5, 2015, we completed an agreement (the "Agreement") with James Garber ("JG") whereby JG purchased 100,000 Units in consideration of $25,000.00.  Each Unit was comprised of one restricted share of common stock and three redeemable stock purchase warrants.  Two redeemable stock purchase warrants and $0.05 will the holder to purchase one additional restricted share of common stock for a period a period of two years.   The issuance of the Units on March 5, 2015 was pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

On March 5, 2015, we completed an agreement (the "Agreement") with Peter Calder ("PC") whereby PC purchased 100,000 Units in consideration of $25,000.00.  Each Unit was comprised of one restricted share of common stock and three redeemable stock purchase warrants.  Two redeemable stock purchase warrants and $0.05 will the holder to purchase one additional restricted share of common stock for a period a period of two years.   The issuance of the Units on March 5, 2015 was pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

On March 5, 2015, we completed an agreement (the "Agreement") with John Calder ("JC") whereby JC purchased 20,000 Units in consideration of $5,000.00.  Each Unit was comprised of one restricted share of common stock and three redeemable stock purchase warrants.  Two redeemable stock purchase warrants and $0.05 will the holder to purchase one additional restricted share of common stock for a period a period of two years.   The issuance of the Units on March 5, 2015 was pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

On March 6, 2015, we completed an agreement (the "Agreement") with Georgantopoulos Constantine, in trust ("GC") whereby GC purchased 48,000 Units in consideration of $12,000.00.  Each Unit was comprised of one restricted share of common stock and three redeemable stock purchase warrants.  Two redeemable stock purchase warrants and $0.05 will the holder to purchase one additional restricted share of common stock for a period a period of two years.   The issuance of the Units on March 6, 2015 was pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

On March 6, 2015, we completed an agreement (the "Agreement") with Pavlos Tsinardis ("PT") whereby PT purchased 40,000 Units in consideration of $10,000.00.  Each Unit was comprised of one restricted share of common stock and three redeemable stock purchase warrants.  Two redeemable stock purchase warrants and $0.05 will the holder to purchase one additional restricted share of common stock for a period a period of two years.   The issuance of the Units on March 6, 2015 was pursuant the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 16th day of March 2015.

SILVER STEAM MINING CORP.

BY:	TERRENCE BYBERG
Terrence Byberg, President